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                                                                   EXHIBIT 99.11




                           [Front of Return Envelope]

                                                                     NO POSTAGE
                                                                     NECESSARY
                                                                     IF MAILED
                                                                       IN THE
                                                                   UNITED STATES


                              BUSINESS REPLY MAIL
                FIRST CLASS     PERMIT NO. 4453      NEW YORK, N.Y.

                       POSTAGE WILL BE PAID BY ADDRESSEE

                       D.F. KING & CO., INC.
                       WALL STREET STATION
                       P.O. BOX 411
                       NEW YORK, N.Y. 10269-0069




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                           [back of return envelope]






               Did You Remember To Enclose:

               1. The signed Proxy Card(s)?
               2. The signed Certification of Non-Foreign Status?